Commitments and Contingencies	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 23 – COMMITMENTS AND CONTINGENCIES

Contingencies

The Company may be involved in various legal proceedings, claims and other disputes arising from the commercial operations, projects, employees and other matters which, in general, are subject to uncertainties and in which the outcomes are not predictable. The Company determines whether an estimated loss from a contingency should be accrued by assessing whether a loss is deemed probable and can be reasonably estimated.

On March 17, 2025, Beijing Xindaxing Technology Co., Ltd. brought a claim against Sunrise Guizhou in the Daxing’s People’s Court of Beijing City, alleging breach of contract arising from Sunrise Guizhou’s alleged failure to pay financial advisory service fees of RMB2,145,000, approximately $299,430. This case is currently pending. The Company cannot predict the outcome of this legal proceeding.

Other than the aforementioned lawsuit, the Company is also a party to several legal proceedings or claims that the Company believes are immaterial. Although the outcomes of these legal proceedings cannot be predicted, the Company does not believe these actions, in the aggregate, will have a material adverse impact on its financial position, results of operations or liquidity.